Exhibit 10.2(d)

PUMA BIOTECHNOLOGY, INC.

2011 INCENTIVE AWARD PLAN

PERFORMANCE SHARE AWARD GRANT NOTICE

Puma Biotechnology, Inc., a Delaware corporation, (the “Company”), pursuant to the Puma Biotechnology, Inc. 2011 Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Participant”), in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, a Performance Share Award (the “Performance Shares”). This Performance Share Award represents the right to receive a range of shares of Common Stock (as defined in the Plan) (“Shares”) based on the attainment of stock price objectives over the applicable vesting period. This award is subject to all of the terms and conditions set forth herein and in the Performance Share Award Agreement attached hereto as Exhibit A (the “Performance Share Award Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Performance Share Award Grant Notice (the “Grant Notice”) and the Performance Share Award Agreement attached hereto as Exhibit A (together with the Grant Notice, the “Agreement”).

Participant:	[ ]

Grant Date:	[ ]

Maximum Number of Performance Shares:	[ ]

Performance Goals:	Except as otherwise set forth in the Performance Share Award Agreement, the Participant is eligible to receive Shares based upon the Company’s attainment, during the Performance Period, of the Performance Goal as of each Vesting Date as set forth in Section 2.2 of the Performance Share Award Agreement.

Termination:	This Performance Share Award shall terminate, and the Participant shall forfeit all then-unvested Performance Shares (after taking into consideration any accelerated vesting that may occur in connection with such termination of employment, if any), in each case, upon the Participant’s termination of employment.

By his or her signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan and this Agreement. The Participant has reviewed this Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Grant Notice, the Performance Share Award Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan or this Agreement. In addition, by signing below, the Participant also agrees that, unless otherwise determined by the Administrator, the Company shall satisfy any withholding obligations in accordance with Section 3.4 of the Performance Share Award Agreement by withholding Shares otherwise issuable to the Participant in connection with the vesting and/or payment of the Performance Shares. If the Participant is married, his or her spouse has signed the Consent of Spouse attached to this Agreement as Exhibit B.

PUMA BIOTECHNOLOGY, INC.:	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

EXHIBIT A

TO PERFORMANCE SHARE AWARD GRANT NOTICE

PERFORMANCE SHARE AWARD AGREEMENT

Pursuant to this Agreement, the Company hereby grants to the Participant the Performance Shares pursuant to the terms and conditions set forth in this Agreement.

ARTICLE 1.

GENERAL

1.1 Defined Terms. Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

(a) “Baseline Stock Price” shall mean $[        ].

(b) “Grant Date” shall be the date set forth in the Grant Notice.

(c) “Maximum Stock Price” shall mean $[        ].

(d) “Performance Goal” shall mean, with respect to a Vesting Date, the achievement of a Fair Market Value on such Vesting Date that is greater than the Baseline Stock Price.

(e) “Performance Period” shall mean the period beginning on the Grant Date and ending on [        ].

(f) “Reference Number” shall mean [        ], as may be adjusted by the Administrator in connection with any accelerated vesting, if any.

(g) “Vesting Date” shall mean [        ] of each of [        ],[        ] and [        ], or any earlier date on which accelerated vesting may occur, as determined in the sole discretion of the Administrator.

1.2 Incorporation of Terms of Plan. The Performance Shares are subject to the terms and conditions of the Plan, which are incorporated herein by reference. Except as expressly indicated herein, in the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE 2.

PERFORMANCE SHARES

2.1 Grant of Performance Shares. In consideration of the Participant’s past and/or continued employment with the Company or an Affiliate and for other good and valuable consideration, effective as of the Grant Date, the Company grants to the Participant an award of Performance Shares (this “Award”) as set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement.

2.2 Vesting; Payment.

(a) Vesting. Subject to and conditioned upon the Participant’s continued employment with the Company or an Affiliate of the Company through an applicable Vesting Date, a number of Performance Shares shall vest and become payable on such Vesting Date equal to the product, rounded down to the nearest whole Share, of: (i) the Reference Number (as may be adjusted by the Administrator in connection with any accelerated vesting, if any), times (ii) the difference obtained by subtracting (A) the lesser of the Maximum Stock Price and the Fair Market Value as of such Vesting Date, minus (B) the Baseline Stock Price, divided by (iii) the Fair Market Value as of such Vesting Date. For the avoidance of doubt, if the Baseline Stock Price is equal to or exceeds the Fair Market Value as of such Vesting Date, then no Performance Shares shall vest or become payable on or in connection with such Vesting Date.

(b) Payment. To the extent that any Performance Shares vest and become payable on any Vesting Date, such Performance Shares shall be paid in whole Shares on or within thirty (30) days after the applicable Vesting Date. The Company shall deliver any Shares payable pursuant to this Section 2.2(b) (if any) to the Participant either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Administrator in its sole discretion.

(c) Performance Share Maximum. Notwithstanding the foregoing or anything contained herein, the maximum number of Performance Shares that may vest and become payable hereunder (and the corresponding maximum number of Shares that may be delivered hereunder) shall not exceed the Maximum Number of Performance Shares set forth on the Grant Notice.

2.3 Forfeiture.

(a) Termination of Employment. In the event that the Participant experiences a termination of employment during the Performance Period, any Performance Shares that have not vested and become payable as of such termination of employment (after taking into consideration any accelerated vesting that may occur in connection with such termination, if any) shall thereupon automatically be forfeited by the Participant as of the date of termination and the Participant’s rights and interests in any such Performance Shares and such portion of the Award shall thereupon lapse and expire.

(b) Expiration of Performance Period. Any Performance Shares that have not vested and become payable as of the expiration of the Performance Period on [                ] (after taking into consideration any vesting that may occur on such Vesting Date), to the extent not previously forfeited, shall automatically be forfeited by the Participant upon the expiration of the Performance Period and the Participant’s rights and interests in any such Performance Shares and such portion of the Award shall thereupon lapse and expire.

2.4 Rights as Stockholder. The holder of the Performance Shares shall not be, nor have any of the rights or privileges of, a stockholder of the Company, including, without limitation, voting rights and rights to dividends, in respect of the Performance Shares and any Shares underlying the Performance Shares and deliverable hereunder unless and until such Shares shall have been issued by the Company and held of record by such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

ARTICLE 3.

OTHER PROVISIONS

3.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan and this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. Without limiting the generality of the foregoing, all determinations, interpretations and assumptions relating to the calculation and payment of the Performance Shares shall be made by the Administrator. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons. No member of the Administrator or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Performance Shares.

3.2 Grant is Not Transferable. During the lifetime of the Participant, the Performance Shares may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the Performance Shares have been issued. Neither the Performance Shares nor any interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

3.3 Adjustments. The Participant acknowledges that this Award and the Performance Shares are subject to amendment, modification and termination in certain events as provided in this Agreement and Article 13 of the Plan.

3.4 Tax Withholding. The Company or its Affiliates shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the grant, vesting or payment of the Award. In satisfaction of the foregoing requirement with respect to the grant, vesting or payment of the Award, unless otherwise determined by the Administrator, the Company or its Affiliates shall withhold Shares otherwise issuable under the Award having a fair market value equal to the sums required to be withheld by federal, state and/or local tax law. The number of Shares which shall be so withheld in order to satisfy such federal, state and/or local withholding tax liabilities shall be limited to the number of shares which have a fair market value on the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state and/or local tax purposes that are applicable to such supplemental taxable income. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to deliver any certificate representing Shares to the Participant or the Participant’s legal representative or to enter any such Shares in book entry form unless and until the Participant or the Participant’s legal representative, as applicable, shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Participant resulting from the grant or vesting of the Award or the issuance of Shares hereunder.

3.5 Conditions to Delivery of Shares. The Shares deliverable under this Award may be either previously authorized but unissued Shares, treasury Shares or Shares purchased on the open market. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares under this Award prior to fulfillment of the conditions set forth in Section 11.4 of the Plan.

3.6 Notices. Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office (or the Secretary’s email), and any notice to be given to the Participant shall be addressed to the Participant’s last address reflected on the Company’s records (or the Participant’s Company email or, if the Participant no longer has a Company email address, to the email address provided by the Participant at the time of his or her Termination of Service). Any notice shall be deemed duly given when sent via email or when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service.

3.7 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

3.8 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.9 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.10 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Award in any material way without the prior written consent of the Participant.

3.11 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 3.2 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

3.12 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the Award and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.13 No Continued Service. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee or other service provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company and its

Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and the Participant.

3.14 Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof.

3.15 Section 409A. The Performance Shares are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Agreement, if at any time the Administrator determines that the Performance Shares (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify the Participant or any other person for failure to do so) to adopt such amendments to the Plan or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for the Performance Shares to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

3.16 Limitation on the Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. The Participant shall have only the rights of a general unsecured creditor of the Company and its Affiliates with respect to amounts credited and benefits payable, if any, with respect to the Shares issuable hereunder.

EXHIBIT B

TO PERFORMANCE SHARE AWARD GRANT NOTICE

CONSENT OF SPOUSE

I,                     , spouse of                     , have read and approve the Performance Share Award Grant Notice (the “Grant Notice”) to which this Consent of Spouse is attached and the Performance Share Award Agreement (the “Agreement”) attached to the Grant Notice. In consideration of issuing to my spouse the shares of the common stock of Puma Biotechnology, Inc. set forth in the Grant Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Puma Biotechnology, Inc. issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:
Signature of Spouse

B-1